EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of GeoTraq Inc. (the "Company") for the quarter ended January 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gregg Sullivan, Chief Executive Officer and Chief Financial Officer of GeoTraq Inc., certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2016	By:	/s/ Gregg Sullivan
Gregg Sullivan
Chief Executive Officer and
Chief Financial Officer